SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


           Date of Report (date of earliest event reported): Sept. 3, 1998


                          LEHMAN BROTHERS HOLDINGS INC.
                (Exact name of registrant as specified in its charter)

                                    Delaware
                     (State or other jurisdiction of incorporation)


         1-9466                                          13-3216325
 (Commission File Number)                     (IRS Employer Identification No.)

 3 World Financial Center
    New York, New York                                       10285
   (Address of principal                                  (Zip Code)
    executive offices)

                     Registrant's telephone number, including
                             area code: (212) 526-7000




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Item 5.           Other Events

         On September 3, 1998 Lehman Brothers Holdings Inc. issued a press release with respect to its projected third quarter 1998 earnings. A copy of the press release is being filed herewith.

Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits

         The following Exhibit is filed as part of this report:

         99.1     Press Release






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                                 SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 LEHMAN BROTHERS HOLDINGS INC.



                                                  By:/s/ John L. Cecil
                                                     John L. Cecil
                                                     Chief Financial and
                                                     Administrative Officer





Date:  September 3, 1998



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                                 EXHIBIT INDEX



Exhibit No.   Exhibit


99.1          Press Release